UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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HC2 Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022

Dear HC2 Holdings, Inc. Stockholder:

This is to advise you that in accordance with the proxy statement (the “Proxy Statement”), dated October 19, 2020, for the Special Meeting of Stockholders (as postponed in accordance with this letter and the Amended Notice enclosed herewith, the “Special Meeting”) of HC2 Holdings, Inc., a Delaware corporation (“HC2,” the “Company,” “we,” “us” or “our”) (the “Proxy Statement”), the Company is revising the Authorized Shares Proposal (as defined in the Amended Notice enclosed herewith) contained in the Proxy Statement to increase the number of authorized shares of the Common Stock to 160,000,000 shares, instead of 250,000,000 shares, as previously disclosed in the Proxy Statement, and to postpone the Special Meeting to Friday, November 20, 2020, at 8:30 a.m., Eastern Time. In connection therewith, all references in the Proxy Statement to “250,000,000 shares” shall be amended and replaced with “160,000,000 shares,” and all references in the Proxy Statement to the date and time of the Special Meeting shall be amended and replaced with the new date and time of the postponed Special Meeting. Except as specifically supplemented by the information contained herein all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. Capitalized terms used but not otherwise defined in this letter and the Amended Notice enclosed herewith shall have the meanings ascribed to such terms in the Proxy Statement.

An amended notice of the Special Meeting (the “Amended Notice”) is being sent to you to revise the Authorized Shares Proposal to increase the number of authorized shares of the Common Stock to 160,000,000 shares, instead of 250,000,000 shares, as previously disclosed in the Proxy Statement, and to postpone the Special Meeting to Friday, November 20, 2020, at 8:30 a.m., Eastern Time. The form of the amendment to the Company’s Certificate of Incorporation reflecting such change in the number of authorized shares of the Common Stock is attached hereto as Appendix A. The Company is also revising its proxy card to reflect the change, which revised proxy card is enclosed herewith.

Except as provided herein, this letter and the Amended Notice do not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. The Proxy Statement contains important additional information. This letter and the Amended Notice should only be read in conjunction with the Proxy Statement. Our proxy materials are available for viewing and printing under the “Investor Relations-Proxy Materials” section of our website at www.hc2.com. You may also obtain these materials at www.edocumentview.com/HC2 and the U.S. Securities and Exchange Commission website at www.sec.gov.

If you have already voted, you do not need to take any action unless you wish to revoke your proxy or change your vote. Your previously granted proxy will be voted for the revised Authorized Shares Proposal, in which the increase in the number of authorizes shares of Common Stock is being revised to 160,000,000 shares instead of 250,000,000 shares. It is not necessary for you to re-vote your shares if you have already voted. Proxy cards and voting instruction forms already returned will remain valid and shares represented thereby will be voted at the Special Meeting in accordance with your instructions unless revoked. If you have not yet voted, we strongly encourage you to vote as promptly as possible through the Internet, by telephone or by mailing your completed and signed proxy card enclosed herewith (or voting instruction form, if you hold your shares through a broker, bank or other nominee). If you have already voted and wish to change your vote, you should complete a new proxy card or voting instruction form reflecting your vote. None of the other items to be acted upon at the Special Meeting, which are described in the Proxy Statement, are affected by this supplemental information and shares represented by proxy cards returned before the Special Meeting will be voted with respect to all other matters properly brought before the Special Meeting as instructed on the form.

To ensure your representation at the Special Meeting, we urge you to cause your shares to be voted via (i) the Internet at www.investorvote.com/HCHC, (ii) by telephone at 1-800-652-VOTE (8683), each in accordance with the instructions on the proxy card enclosed herewith, or (iii) by mail, by voting, signing and returning your proxy card to HC2 Holdings, Inc., Computershare, PO Box 505008, Louisville, KY 40233-9814. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Proxy Statement.

The Amended Notice and Proxy Statement for the Special Meeting are available for viewing and printing under the “Investor Relations — Proxy Materials” section of our website at www.hc2.com. You may also obtain these amended materials at www.edocumentview.com/HCHC and the SEC website at www.sec.gov. These amended materials were first sent or made available to stockholders on our website on or about November 10, 2020.

If you have any questions about the Proposals, please call our solicitor, Okapi Partners LLC, at (855) 208-8902.

Thank you for your continued support and interest in HC2. We look forward to your participation at the Special Meeting on Friday, November 20, 2020.

Very truly yours,

Wayne Barr, Jr.
Interim Chief Executive Officer

Avram A. Glazer
Chairman of the Board

November 10, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, NOVEMBER 20, 2020

The proxy materials are available at www.hc2.com (Investor Relations-Proxy Materials). Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of the Proxy Statement.

AMENDED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF HC2 HOLDINGS, INC. The postponed Special Meeting will be held on Friday, November 20, 2020, at 8:30 a.m., Eastern Time

November 10, 2020

To our Stockholders:

HC2 Holdings, Inc., a Delaware corporation (“HC2,” the “Company,” “we,” “us” or “our”) will hold a Special Meeting of Stockholders (the “Special Meeting”) on Friday, November 20, 2020, at 8:30 a.m., Eastern Time. Due to the ongoing public health impact of the coronavirus outbreak, the Special Meeting will be held entirely online. You will be able to participate in the Special Meeting online by visiting www.meetingcenter.io/253612857 and using the password HCHC2020, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Special Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 8:00 a.m., Eastern Time, on November 20, 2020. Once admitted, you may participate in the Special Meeting and vote during the Special Meeting by following the instructions that will be available on the meeting website.

As previously announced by the Company, on October 7, 2020, HC2 commenced a rights offering (the “Rights Offering”) to its existing (i) holders of common stock of the Company, par value $0.001 per share (the “Common Stock”), including Lancer Capital LLC (together with its affiliates, “Lancer Capital”), an investment fund led by Avram A. Glazer, the Chairman of the board of directors of the Company (the “Board” or the “Board of Directors”), and (ii) holders of Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), and Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock and the Series A-2 Preferred Stock, the “Preferred Stock”), that are entitled to participate in dividend distributions to holders of the Common Stock (collectively, the “Existing Stockholders”). Consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal (as defined below), which condition may be waived in whole or in part by the Company. The Rights Offering is being made through a distribution of transferable subscription rights to each Existing Stockholder with each subscription right entitling such Existing Stockholder to purchase 0.5462 shares of the Common Stock at a subscription price equal to $2.27 per whole share of Common Stock. Although the rights are transferrable, the Company does not intend to list the rights on the New York Stock Exchange (“NYSE”) or any other national securities exchange. Therefore, the rights will effectively only be able to be transferred in private transactions. The rights will cease to be transferable as to any stockholder once exercised. The subscription price is equal to the closing price of the Common Stock on the trading day prior to the announcement on September 9, 2020 of the Company’s plan to proceed with the Rights Offering and was determined as part of a process led by the special committee of the Board, which led to the arms-length negotiation of, and the Company’s entry into, that certain Investment Agreement, dated as of September 9, 2020, by and between the Company and Lancer Capital, filed by the Company with the U.S. Securities and Exchange Commission as Exhibit 10.1 to its Current Report on Form 8-K on September 9, 2020 (the “Investment Agreement”). Each Existing Stockholder has received a number of subscription rights equal to its pro rata portion of the total shares of Common Stock and Preferred Stock (on an as-converted basis) outstanding as of a record date of October 2, 2020. The Rights Offering is being partially backstopped by Lancer Capital, for a total of up to $35.0 million, in accordance with the terms of the Investment Agreement with Lancer Capital. Lancer Capital is not permitted to exercise or transfer any rights received by it, or to acquire other rights, in the Rights Offering, which rights are required to be held unexercised by Lancer Capital until the expiration of the Rights Offering. In lieu of exercising its rights, Lancer Capital will purchase Series B Preferred Stock equivalent to its allocable right to participate in the Rights Offering pursuant to the Investment Agreement. We refer to this arrangement with Lancer Capital to purchase equity securities of the Company in connection with the Rights Offering as the “Backstop Arrangement.” The Series B Preferred Stock is intended to be the economic equivalent of Common Stock, participating on an as-converted basis in all dividends, distributions, merger consideration and all other consideration receivable by holders of Common Stock, and a means through which the Backstop Arrangement can be effected prior to the completion of the stockholder vote and the satisfaction of any other regulatory requirements.

Assuming the Rights Offering is fully subscribed, we currently expect to receive aggregate gross proceeds of approximately $65.0 million and aggregate net proceeds of approximately $63.3 million, after deducting estimated offering expenses relating to the Rights Offering. Assuming the Rights Offering is not fully subscribed, the Company expects to receive minimum aggregate net proceeds of approximately $33.3 million, after deducting estimated offering expenses relating to the Rights Offering. The Company expects to use the net proceeds for general corporate purposes, including debt service and for working capital.

At the Special Meeting, holders of the shares of the Common Stock, the Series A Preferred Stock and the Series A-2 Preferred Stock (the “Voting Securities”), in each case, outstanding and entitled to vote as of the close of business on October 13, 2020, the record date for voting at the Special Meeting (the “Record Date”), will be asked to vote upon the following proposals:

1.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached (the “Proxy Statement”) as Appendix A, to increase the number of authorized shares of the Common Stock to 160,000,000 shares (the “Authorized Shares Proposal”).

2.	To approve the conversion of up to 35,000 shares of the Series B Preferred Stock into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the NYSE (the “Rights Offering Proposal” and, together with the Authorized Shares Proposal, the “Proposals”).

3.	To consider and take action upon any other business that may properly come before the Special Meeting or any continuations, postponements or adjournments thereof.

This Amended Notice and the Proxy Statement do not constitute the Rights Offering, which is being conducted pursuant to a separate offer. The commencement of the Rights Offering is not conditioned upon stockholder approval; however, consummation of the Rights Offering is conditioned upon stockholder approval of the Authorized Shares Proposal. Our obligation to consummate the Rights Offering is also conditioned upon the satisfaction prior to the closing of the Rights Offering that the shares of Common Stock to be issued in the Rights Offering shall have been approved for listing on the NYSE, subject to official notice of issuance, which condition may be waived in whole or in part by the Company with the consent of Lancer Capital.

The Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” each of the Proposals.

Only stockholders of record of Voting Securities outstanding and entitled to vote as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any continuations, adjournments or postponements of the Special Meeting. The list of stockholders entitled to vote at the Special Meeting will be open for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the Special Meeting, for a period of 10 days prior to the Special Meeting by email request, during ordinary business hours, to the Office of the Corporate Secretary of HC2 at corpsec@hc2.com. The list of stockholders entitled to vote at the Special Meeting will also be open to examination by any stockholders during the meeting.

Your vote is very important. We appreciate your taking the time to vote promptly. After reading the Proxy Statement, please cause your shares to be voted at your earliest convenience to ensure the presence of a quorum. Your shares may be voted via (i) the Internet at www.investorvote.com/HCHC, (ii) by telephone at 1-800-652-VOTE (8683), each in accordance with the instructions on the proxy card included with the proxy materials, or (iii) by mail, by voting, signing and returning your enclosed proxy card to HC2 Holdings, Inc., Computershare, PO Box 505008, Louisville, KY 40233-9814. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Proxy Statement. If you decide to attend the Special Meeting virtually, you will be able to vote at the Special Meeting, even if you have previously submitted your proxy.

If you have any questions about the Proposals, please call our solicitor, Okapi Partners LLC at (855) 208-8902.

By Order of the Board of Directors,

Joseph A. Ferraro Chief Legal Officer and Corporate Secretary

YOUR VOTE IS VERY IMPORTANT. PLEASE CAUSE YOUR SHARES TO BE VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU HAVE ALREADY VOTED, YOU DO NOT NEED TO TAKE ANY ACTION UNLESS YOU WISH TO REVOKE YOUR PROXY OR CHANGE YOUR VOTE.

Copies of the Proxy Statement are available at www.hc2.com (Investor Relations — Proxy Materials). Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of the Proxy Statement.

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HC2 HOLDINGS, INC.

HC2 Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(a) The name of the Corporation is HC2 Holdings, Inc.

(b) This Certificate of Amendment No. 2 to Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

(c) This Certificate of Amendment No. 2 to Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation of the Corporation, as follows:

(i)	Section (a) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby replaced in its entirety with the following:

“(a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 180,000,000 shares of capital stock, consisting of (i) 160,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

*    *    *    *    *

IN WITNESS WHEREOF, HC2 Holdings, Inc. has caused this Certificate of Amendment No. 2 to be signed by its Corporate Secretary on and as of                     , 2020.

By:
Name:	Joseph A. Ferraro
Title:	Corporate Secretary

0 2 B M Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03CDRB + + Proposals — The Board of Directors of HC2 Holdings, Inc. (“HC2” or the “Company”) recommends you A vote “FOR” Proposals 1 and 2 1. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the proxy statement as Appendix A, to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to 160,000,000 shares. 2. To approve the conversion of up to 35,000 shares of the Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) into Common Stock in connection with the Rights Offering, to the extent that the issuance of Common Stock upon conversion of such shares of Series B Preferred Stock requires approval under the rules and regulations of the New York Stock Exchange. For Against Abstain Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Company’s special meeting of stockholders (the “Special Meeting”) or at any continuations, postponements or adjournments thereof. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 8 2 2 6 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ Online Go to www.investorvote.com/HCHC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/HCHC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HCHC Notice of Special Meeting of Stockholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HC2 HOLDINGS, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2020, AT 8:30 A.M., ET. The undersigned stockholder of HC2 hereby revokes all previous proxies and appoints Michael J. Sena and Joseph A. Ferraro, and each of them, either of whom may act without joinder of the other, with full power of substitution and resubstitution, as proxy holders of the undersigned, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card all of the shares of Common Stock, Series A Convertible Participating Preferred Stock, par value $0.001 per share and Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share voting as a single class on an as-converted basis, that the undersigned is entitled to vote at the Special Meeting to be held on November 20, 2020, at 8:30 a.m., Eastern Time, and any continuations, postponements or adjournments thereof. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or at any continuations, postponements or adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such direction is made, this proxy will be voted “FOR” Proposals 1 and 2, and, in the discretion of the proxy holders as to any other matters which may properly come before the Special Meeting. PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE (Items to be voted appear on reverse side) HC2 Holdings, Inc. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important notice regarding the availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.edocumentview.com/HCHC The Special Meeting of Stockholders of HC2 Holdings, Inc. will be held on Friday, November 20, 2020, at 8:30 a.m., ET, virtually via the Internet at www.meetingcenter.io/253612857. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is HCHC2020.